Investor Presentation

March 2007

1

            Certain statements in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and
“expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the
Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or developments plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in the Company’s filings with the SEC and this presentation. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Company Overview

The Leading community bank on California’s Central
Coast

Headquartered in Paso Robles, CA with $542 million
in assets as of December 31, 2006

Covering the growing markets of San Luis Obispo and
Northern Santa Barbara Counties

Heritage is Focused on Building Core Deposit Relationships

Market Areas: 12 Branch Locations

Heritage is Centrally Located

Halfway between San
Francisco and Los Angeles
on US101 and on the main
Hwy 46 corridor to the
coast from rapidly growing
Fresno and Bakersfield

Within 3 hours driving time
of approximately 20 million
people

Distinct Market Areas

  Northern San Luis Obispo County – Four Branches
                                Paso Robles (2) , Atascadero and Templeton

  San Luis Obispo City - Two       Branches

                                City of San Luis Obispo

  Coastal Area – Three Branches

                Arroyo Grande, Cambria and Morro Bay

Northern Santa Barbara County- Three Branches
                                Santa Maria (2), Orcutt

Heritage is Capitalizing on Market Diversity and Poised for Growth

Northern SLO County
Paso Robles, Atascadero and Templeton

The local real estate market in Paso Robles and surrounding locales is incredibly diverse and includes new homes subdivisions, vineyards,

ranches, wine country estates, horse friendly properties, and lake front properties with views of our beautiful Lake Nacimiento and Lake San Antonio.

A Pocket of “Relatively” Affordable Housing in a Growing Market

City of San Luis Obispo

Cal Poly University-Tops in the Nation and Ca State University System

Some of the Finest and Most Underdeveloped and Accessible
Coastline Left in California

Coastal Area
Arroyo Grande, Cambria and Morro Bay

Northern Santa Barbara County
Santa Maria and Orcutt

The area’s stable economic base includes agriculture, transportation, oil, tourism, electronic manufacturing, and the government installation at nearby Vandenberg Air
Force Base

Santa Maria is the Largest City in the Central Coast Region

Deposit Market Share (June 1999 vs. June 2006)
San Luis Obispo County

Source: SNL Securities and FDIC

Heritage has Achieved Growth in a Competitive Environment

1.4%

1.7%

2.7%

3.7%

3.8%

3.9%

4.1%

4.5%

4.6%

7.9%

8.5%

15.1%

16.4%

20.7%

Deposit

Market

Share

Union Bank of California

14

0.2%

San Luis Trust Bank

14

Citibank**

13

1.0%

Mission Community Bank

13

Mission Community Bank

12

1.2%

Westamerica Bank

12

Coast National Bank

11

2.0%

Union Bank of California

11

Los Padres Bank

10

2.7%

Coast National Bank

10

Downey Savings & Loan

9

3.7%

Santa Lucia Bank

9

San Luis Trust Bank

8

4.1%

Los Padres Bank

8

Santa Lucia Bank

7

5.7%

4.5%

Heritage Oaks Bank*

7

Pacific Capital Bank**

6

4.6%

California Federal Bank

6

Heritage Oaks Bank

5

5.5%

Wells Fargo Bank

5

Wells Fargo Bank

4

5.5%

First Bank of San Luis Obispo

4

Bank of America

3

19.3%

Bank of America

3

Washington Mutual

2

21.6%

Washington Mutual

2

Rabobank**

1

24.1%

Mid-State Bank

1

Institution

June

2006
Rank

Pro

Forma

Deposit

Market

Share

Institution

June

1999
Rank

*Heritage Oaks acquired Westamerica’s in-market branches

**Rabobank acquired Mid-State Bank; Pacific Capital Bank acquired First Bank; Citibank acquired California Federal

2006 Financial Highlights
Compared to December 2005 results

Net income Unchanged at $6.7 million

Revenues increased 6% to $32 million

Net interest margin improved 16 basis points to 5.94%

Pre-tax income decreased 3% to $10.5 million

Return on average equity was 14.1% and return on
average assets was 1.32%

Net loans increased 21% to $439 million

Non-performing loans were just 0.01% of total net loans

Non-interest, non-volatile demand deposits increased
10.7% or $10.6 million

Heritage Oaks, Earning the Respect of Our Community, Clients,
Employees and Shareholders Alike

Balance Sheet Growth ($ in millions)

Assets CAGR
20.3%

2001-2006

Loan Portfolio at December 31, 2006

Prime-Based Lending Contributes to an Asset Sensitive Balance Sheet

Gross Loans

% of

Re-Pricing

Balance

Total

< 1 Year

265,501

$

60%

1-3 Years

97,910

22%

3-5 Years

58,115

13%

> 5 Years

23,457

5%

444,983

$

100%

Non-performing Loans

55

$

% Gross Loans

0.01%

Loan Portfolio Breakout
December 31, 2006

Construction / Land

Commercial RE

Diversity in Real Estate Based Lending

Deposit Mix at December 31, 2006

Increasing Margins

1.68% Average Cost of Deposits for 2006

71% of Deposits are Low-Cost

Deposit Growth

(dollars in thousands)

       Net Income

19.9%

CAGR

2000-2006

(dollars in thousands)

17.6%

CAGR

2000-2006

Diluted EPS

Efficiency Ratio

Heritage Oaks has Delivered Shareholder Value through Performance

Market Capitalization and Stock Price

(Adj. for Stock Dividend Activity)
At December 31

(dollars in thousands)

24.6%

CAGR

2000-2006

34.3%

CAGR

2000-2006

Growth in Earnings has Resulted in Shareholder Value